EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Curis, Inc. (the “Company”) for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James E. Dentzer, Chief Executive Officer and acting Principal Financial and Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 1, 2018	/S/ JAMES E. DENTZER
James E. Dentzer
President and Chief Executive Officer
(Acting Principal Financial and Accounting Officer)